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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March  3, 2005

                           JACKSONVILLE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

             Florida                  001-14853             59-3472981
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   (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation)          File Number)        Identification No.)

   100 North Laura Street, Jacksonville, Florida              33202
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     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  904-421-3040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 3, 2005 Jacksonville Bancorp Inc. announced via press release that they were reporting their earnings for the twelve months ended December 31, 2004. A copy of the press release is attached as exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press release dated as of March 3, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    JACKSONVILLE BANCORP, INC.
                                                    (Registrant)

Date:    March 3, 2005
                                                    /s/ VALERIE A. KENDALL
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                                                    Valerie A. Kendall
                                                    Executive Vice President &
                                                    Chief Financial Officer